UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2011

SAGA ENERGY, INC. (Exact name of registrant as specified in its chapter)

Florida (State or other jurisdiction of incorporation	000-52692 (Commission File Number)	65-0921319 (IRS Employer Identification No.)

1509 East Chapman Ave, Orange, CA (Address of principal executive offices)	92866 (Zip Code)

                                           (714) 532-1500
Registrant’s telephone number, including area code

                                                     N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement

As of December 27, 2011, we terminated the asset purchase agreement (the “Agreement”) with Blue Sky Langsa Ltd., a Mauritius company (“Blue Sky Langsa”) reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 27, 2011 (the “September, 27, 2011 8-K”) due to our inability to fund the purchase price thereof.  The disclosures contained in the September 27, 2011 8-K are hereby incorporated by reference into this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2012 SAGA ENERGY, INC.

/s/ Ilyas Chaudhary
BY: Ilyas Chaudhary
ITS: President and Chief Executive Officer (Principal Executive Officer)